UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2016
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GRAMERCY PROPERTY TRUST
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-35933 (Commission File Number)	56-2466617 (IRS Employer Identification Number)

521 5th Avenue, 30th Floor New York, New York (Address of principal executive offices)	10175 (Zip Code)

(212) 297-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

○	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

○	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

○	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

○	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The purpose of this Current Report on Form 8-K of Gramercy Property Trust (the "Company") is to file the Company's unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2015. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2015 is presented to give effect to the merger between the Company (formerly known as Chambers Street Properties) and Gramercy Property Trust Inc., which was completed on December 17, 2015 (the "Merger"), as well as other acquisition and disposition activity of both companies, as if the transactions were completed as of January 1, 2015. The unaudited pro forma financial statements are attached hereto as Exhibit 99.1 and are incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed consolidated statement of operations of Gramercy Property Trust for the year ended December 31, 2015 giving effect to the Merger are being filed as Exhibit 99.1 and are incorporated herein by reference.

(d)    Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated statements of operations of Gramercy Property Trust for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

August 18, 2016	By:	/s/Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated statements of operations of Gramercy Property Trust for the year ended December 31, 2015.